                               EXHIBIT 10.18

                                                   Lease Agreement No. 2885

Dated: May 31, 1996                                        Schedule No. 014

                       COMERICA LEASING CORPORATION

                              LEASE SCHEDULE

1. DESCRIPTION OF LEASE: Lease Agreement dated DECEMBER 21, 1993, by and between COMERICA LEASING CORPORATION (herein "CLC") as Lessor, and THE COLONEL'S, INC. as Lessee (herein called "Lease Agreement").

2. DESCRIPTION OF EQUIPMENT: (Describe equipment fully, including make, kind of unit, serial numbers, and other pertinent information which is herein called "Equipment"):

          Equipment as further described on attached Exhibit "A"

3. LOCATION: The equipment described above shall be located at 951 AIKEN ROAD, OWOSSO, MICHIGAN 49224.

4. TERM; RENTAL: The Term of the Lease Agreement for the Equipment described in this Schedule shall be in accordance with the provisions of the Lease Agreement and shall continue until all rental payments are fully paid. Lessee agrees to pay CLC as rental payments aggregating $3,198,432.72 plus any applicable sales and/or use taxes thereon payable in 84 MONTHLY payments of $38,076.58 each, plus any applicable sales and/or use taxes commencing JUNE 30, 1996, and on the same calendar day of each succeeding like period until fully paid. THE RENTAL PAYMENTS SHALL BE REMITTED TO CLC AT P.O. DRAWER 67-042, DETROIT, MICHIGAN 48267, unless CLC specifies otherwise in writing.

5. INSURANCE: Lessee agrees to maintain adequate property damage insurance in accordance with the terms of the Lease Agreement, but in any event not less than the sum of the payments due, protecting CLC as a loss payee. The minimum amount indicated above shall not be construed to imply such amount will be or is adequate, but rather as a minimum amount.

6. UCC 2A: In accordance with Section 2A of the Michigan Uniform Commercial Code (MCLA Section 440.3101 et seq.) ("UCC") Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined by UCC Section 2A-103(i)(y)) covering the Equipment purchased from the "Supplier" (as defined by UCC Section 2A-103(i)(x)) thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease Schedule of the following: (i) the identity of the supplier; (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the Supplier for a description of any such rights lessee may have under the Supply Contract.

Lessee acknowledges that Lessee has reviewed and approved the Purchase Order, Supply Contract or Purchase Agreement covering the Equipment purchased from the seller or supplier thereof for lease to Lessee.

                                             Lessee's Initials: _________

7. ADDITIONAL CONDITIONS: At the end of the Lease term, Lessee may purchase the equipment for $1.00 provided no event of default shall have occurred and been left unremedied.

The foregoing is hereby approved and agreed to by the undersigned as a Schedule to and a part of the Lease Agreement, the provisions of which are hereby incorporated herein by reference and which shall govern, notwithstanding anything contrary or inconsistent herein.

COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)


By: /S/ BRIAN M. RIS                    By /S/ RICHARD SCHOENFELDT
    Brian M. Ris                           Richard Schoenfeldt

Its: Lease Marketing Officer            Its: Controller

Dated: May 31, 1996
                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"
                         LEASE AGREEMENT NO. 2885
                              SCHEDULE NO. 14

Equipment as fully described below:

     Four (4) Brown R-224-E Rotary Thermoformers, Serial Nos. 13054, 13055, 13056, and 13057, including; training, setup, freight, rigging, and installation, all electrical, air, and water hookups, and all accessories and attachments thereto.

     One (1) Busch Quadruplex Central Vacuum System and all accessories and attachments including;
     Four (4) Busch 25 HP Vacuum Pumps, Model #RC0630
     One (1) 400 Gallon Electrical Control Panel
     One (1) 8" Vacuum Header with Multiple Lines
     One (1) Gardner Denver Refrigerated Air Dryer
     One (1) 5 Micron Prefilter
     One (1) Automatic Drain

     One (1) Conair 10HP Vacuum Pump System and
     One (1) Conair Dust Collector System and all accessories and attachments including attachments for six (6) Thermoformers

     One (1) AEC, Inc. Flexible Hose and Tube Conveyor System, including; One (1) 20 HP TEFC, 6PSI Capacity Motor
     One (1) 4" Flexible Hose and Tube
     One (1) NEMA-12 Control Enclosure System
     One (1) Rotary Valve, Drop-Thru
     Two (2) 30 cubic foot full capacity 16" flanged cones
     Thirty (30) tubes of various size
     One (1) 1/2 HP TEFC Gear Motor: and all accessories and attachments One (1) Square-D Central Switch Gear & Electrical Circuit Panels and Breakers, Model #599880C

     Cabinet #1-1   Serial #D226966
     Cabinet #1-2   Serial #D226965
     Cabinet #1-3   Serial #D226963
     Cabinet #1-4   Serial #D71350
     Cabinet #2-1   Serial #D226960
     Cabinet #2-2   Serial #D226961
     Cabinet #2-3   Serial #D226962
     Cabinet #2-4   Serial #D71351
     Cabinet #3-1   Serial #D226968
     Cabinet #3-2   Serial #D226964
     Cabinet #3-3   Serial #D226825

     Cabinet #3-4   Serial #D226826
     Cabinet #3-5   Serial #D226870
     Cabinet #4-1   Serial #D226827
     Cabinet #4-2   Serial #D226868
     Cabinet #4-3   Serial #D71103
     Cabinet #4-4   Serial #D226869
     Cabinet #4-5   Serial #D226824

     One (1) Load Center - Main Cut Off, Switch #17-05999880A
     Two (2) Transformers, Serial Nos. 17-05998811A, and 44036-325-50; and all accessories and attachments

Agreed and Accepted:

COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)

By: /S/ BRIAN M. RIS                    By /S/ RICHARD SCHOENFELDT
    Brian M. Ris                           Richard Schoenfeldt
Its: Lease Marketing Officer            Its: Controller

                       COMERICA LEASING CORPORATION

                    DELIVERY AND ACCEPTANCE CERTIFICATE


TO:  COMERICA LEASING CORPORATION

RE:  LEASE AGREEMENT NUMBER 2885 DATED AS OF DECEMBER 21, 1993
     BETWEEN COMERICA LEASING CORPORATION, LESSOR, AND THE UNDERSIGNED
     LESSEE


The undersigned hereby certifies that all of the goods, chattels and equipment ("Equipment") described in the Schedule Number 014 to that certain lease referenced above have been furnished to the undersigned at the location designated in said Schedule, that delivery and installation of the Equipment have been inspected and accepted by the undersigned as satisfactory as of the date set forth below.

The undersigned understands that Lessor is relying on this certificate in its purchase of the Equipment and, to induce Lessor to purchase the Equipment, the undersigned agrees to settle all claims, set-offs and counterclaims it may have with the vendor or vendors of the Equipment directly with such vendor or vendors and will not set-off any thereof against Lessor; and the undersigned further understands and agrees that the undersigned's obligations to Lessor under the Lease are absolute, that Lessor is neither the manufacturer, distributor nor seller of the Equipment and LESSOR HAS NOT MADE, NOR DOES IT MAKE, ANY REPRESENTATION OR WARRANTY OR AGREEMENT WITH RESPECT TO THE FITNESS, MERCHANTABILITY, CONDITION, QUALITY, DURABILITY OR SUITABILITY OF THE EQUIPMENT IN ANY RESPECT INCLUDING ITS FITNESS FOR THE PURPOSE AND USES OF LESSEE. The undersigned hereby acknowledges that it has reviewed and approved the Purchase Order, Supply Contract or Purchase Agreement covering the Equipment purchased from the vendor(s) or supplier(s) thereof for lease to the undersigned.

Dated:  May 31, 1996
                                   THE COLONEL'S, INC.
                                   (Lessee)


                                   By:  /S/ RICHARD SCHOENFELDT
                                        Richard Schoenfeldt
                                   Its: Controller

May 31, 1996


Craig Hegstrom
Cambridge Underwriters, LTD.
15415 Middlebelt Road
Livonia, MI 48154

Phone Number:  (313) 525-0927

RE:  PHYSICAL DAMAGE INSURANCE

     POLICY #35338463

     COMPANY:  FEDERAL INSURANCE COMPANY

     EXPIRATION:  OCTOBER 1, 1996


Dir Sir/Madam:

The undersigned is presently leasing the following equipment from Comerica Leasing Corporation:

          Equipment as further described on attached Exhibit "A"

Finance Amount:  $2,404,357.75

We hereby authorize and request that our policies be amended and that Certificates of Insurance be issued showing Comerica Leasing Corporation as loss payee for physical damage risks. We also request that 30-day notice to Comerica Leasing Corporation of cancellation be noted and provided in the certificates.

Please forward certificates to:

                       COMERICA LEASING CORPORATION
                        29201 Telegraph, 2nd Floor
                           Southfield, MI 48034

We appreciate your cooperation and request this matter be handled expeditiously.

                                   Very truly yours,

                                   THE COLONEL'S, INC.

                                   By: /S/ RICHARD SCHOENFELDT
                                       Richard Schoenfeldt, Controller

Dated: May 31, 1996
                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"
                         LEASE AGREEMENT NO. 2885
                              SCHEDULE NO. 14

Equipment as fully described below:

     Four (4) Brown R-224-E Rotary Thermoformers, Serial Nos. 13054, 13055, 13056, and 13057, including; training, setup, freight, rigging, and installation, all electrical, air, and water hookups, and all accessories and attachments thereto.

     One (1) Busch Quadruplex Central Vacuum System and all accessories and attachments including;
     Four (4) Busch 25 HP Vacuum Pumps, Model #RC0630
     One (1) 400 Gallon Electrical Control Panel
     One (1) 8" Vacuum Header with Multiple Lines
     One (1) Gardner Denver Refrigerated Air Dryer
     One (1) 5 Micron Prefilter
     One (1) Automatic Drain

     One (1) Conair 10HP Vacuum Pump System and
     One (1) Conair Dust Collector System and all accessories and attachments including attachments for six (6) Thermoformers

     One (1) AEC, Inc. Flexible Hose and Tube Conveyor System, including; One (1) 20 HP TEFC, 6PSI Capacity Motor
     One (1) 4" Flexible Hose and Tube
     One (1) NEMA-12 Control Enclosure System
     One (1) Rotary Valve, Drop-Thru
     Two (2) 30 cubic foot full capacity 16" flanged cones
     Thirty (30) tubes of various size
     One (1) 1/2 HP TEFC Gear Motor: and all accessories and attachments One (1) Square-D Central Switch Gear & Electrical Circuit Panels and Breakers, Model #599880C

     Cabinet #1-1   Serial #D226966
     Cabinet #1-2   Serial #D226965
     Cabinet #1-3   Serial #D226963
     Cabinet #1-4   Serial #D71350
     Cabinet #2-1   Serial #D226960
     Cabinet #2-2   Serial #D226961
     Cabinet #2-3   Serial #D226962
     Cabinet #2-4   Serial #D71351
     Cabinet #3-1   Serial #D226968
     Cabinet #3-2   Serial #D226964
     Cabinet #3-3   Serial #D226825

     Cabinet #3-4   Serial #D226826
     Cabinet #3-5   Serial #D226870
     Cabinet #4-1   Serial #D226827
     Cabinet #4-2   Serial #D226868
     Cabinet #4-3   Serial #D71103
     Cabinet #4-4   Serial #D226869
     Cabinet #4-5   Serial #D226824

     One (1) Load Center - Main Cut Off, Switch #17-05999880A
     Two (2) Transformers, Serial Nos. 17-05998811A, and 44036-325-50; and all accessories and attachments

Agreed and Accepted:

COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)

By: /S/ BRIAN M. RIS                    By /S/ RICHARD SCHOENFELDT
    Brian M. Ris                           Richard Schoenfeldt
Its: Lease Marketing Officer            Its: Controller

                       COMERICA LEASING CORPORATION

                       CASUALTY LOSS VALUE SCBEDULE

                   RE: LEASE NO. 2885, SCHEDULE NO. 014


PER      DATE        DOLLAR AMT     % OF COST   % OF RENT      PER      DATE       DOLLAR AMT     % OF COST   % OF RENT
---      ----        ----------     ---------   ---------      ---      ----       ----------     ---------   ---------
1       6/29/96     2,421,388.62    100.7083     75.7055       37      6/29/99    1,555,737.39     64.7049     48.6406
2       7/29/96     2,400,193.84     99.8268     75.0428       38      7/29/99    1,528,410.91     53.5684     47.7862
3       8/29/96     2,378,848.93     98.9391     74.3755       39      8/29/99    1,500,890.87     62.4238     46.9258
4       9/29/96     2,357,352.83     98.0450     73.7034       40      9/29/99    1,473,175.89     61.2711     46.0593
5      10/29/96     2,335,704.46     97.1446     73.0265       41     10/29/99    1,445,264.60     60.1102     45.1867
6      11/29/96     2,313,902.75     96.2379     72.3449       42     11/29/99    1,417,155.61     58.9411     44.3078
7      12/29/96     2,291,946.61     95.3247     71.6584       43     12/29/99    1,388,847.51     57.7638     43.4228
8       1/29/97     2,269,334.95     94.4050     70.9671       44      1/29/ 0    1,360,338.89     56.5781     42.5314
9       2/27/97     2,247,566.66     93.4789     70.2709       45      2/28/ 0    1,331,628.34     55.3840     41.6338
10      3/29/97     2,225,140.64     92.5462     69.5697       46      3/29/ 0    1,302,714.42     54.1814     40.7298
11      4/29/97     2,202,555.77     91.6068     68.8636       47      4/29/ 0    1,273,595.69     52.9703     39.8194
12      5/29/97     2,179,810.93     90.6608     68.1525       48      5/29/ 0    1,244,270.71     51.7506     38.9025
13      6/29/97     2,156,904.97     89.7082     67.4363       49      6/29/ 0    1,214,738.01     50.5223     37.9792
14      7/29/97     2,133,836.76     88.7487     66.7151       50      7/29/ 0    1,184,996.12     49.2853     37.0493
15      8/29/97     2,110,605.16     87.7825     65.9887       51      8/29/ 0    1,155,043.55     48.0396     36.1128
16      9/29/97     2,087,208.99     86.8094     65.2572       52      9/29/ 0    1,124,878.83     46.7850     35.1697
17     10/29/97     2,063,647.10     85.8295     64.5206       53     10/29/ 0    1,094,500.43     45.5215     34.2199
18     11/29/97     2,039,918.32     84.8425     63.7787       54     11/29/ 0    1,063,906.86     44.2491     33,2634
19     12/29/97     2,016,021.46     83.8486     63.0315       55     12/29/ 0    1,033,096.58     42.9677     32.3001
20      1/29/98     1,991,955.32     82.8477     62.2791       56      1/29/ 1    1,002,068.06     41.6772     31.3300
21      2/27/98     1,967,718.72     81.8397     61.5213       57      2/27/ 1      970,819.75     40.3775     30.3530
22      3/29/98     1,943,310.45     80.8245     60.7582       58      3/29/ 1      939,350.10     30.0686     29.3691
23      4/29/98     1,918,729.28     79.8022     59.9897       59       4/29 1      907,657.55     37.7505     28.3782
24      5/29/98     1,893,973.00     78.7726     59.2157       60      5/29/ 1      875,740.50     36.4231     27.3803
25      6/29/98     1,869,043.36     77.7357     58.4362       61      6/29/ 1      843,597.38     35.0862     26.3753
26      7/29/98     1,843,936.13     76.6914     57.6512       62      7/29/ 1      811,226.57     33.7398     25.3633
27      8/29/98     1,818,651.06     75.6398     56.8607       63      8/29/ 1      778,626.47     32.3840     24.3440
28      9/29/98     1,793,186.89     74.5807     56.0645       64      9/29/ 1      745,795.46     31.0185     23.3175
29     10/29/98     1,767,542.34     73.5141     55.2628       65     10/29/ 1      712,731.89     29.6433     22.2838
30     11/29/98     1,741,716.15     72.4400     54.4553       66     11/29/ 1      679,434.12     28.2584     21.2427
31     12/29/98     1,715,707.02     71.3582     53.6421       67     12/29/ 1      645,900.49     26.8637     20.1943
32      1/29/99     1,689,513.66     70.2688     52.8232       68      1/29/ 2      612,129.33     25.4592     19.1384
33      2/27/99     1,663,134.76     69.1717     51.9984       69      2/27/ 2      578,118.96     24.0446     18.0751
34      3/29/99     1,636,569.01     68.0668     51.1678       70      3/29/ 2      543,867.68     22.6201     17.0042
35      4/29/99     1,609,815.09     66.9541     50.3314       71      4/29/ 2      509,373.79     21.1854     15.9257
36      5/29/99     1,582,871.67     65.8335     49.4890       72      5/29/ 2      474,635.56     19.7406     14.8396

                       COMERICA LEASING CORPORATION

                       CASUALTY LOSS VALUE SCHEDULE

                   RE:  LEASE NO. 2885, SCHEDULE NO. 014


           PER      DATE       DOLLAR AMT    % OF COST    % OF RENT
           ---      ----       ----------    ---------    ---------
           73      6/29/ 2     439,651.28     18.2856      13.7458
           74      7/29/ 2     404,419.18     16.8203      12.6443
           75      8/29/ 2     368,937.53     15.3445      11.5349
           76      9/29/ 2     333,204.55     13.8584      10.4177
           77     10/29/ 2     297,218.46     12.3617       9.2926
           78     11/29/ 2     260,977.47     10.8544       8.1595
           79     12/29/ 2     224,479.77      9.3364       7.0184
           80      1/29/ 3     187,723.55      7.8076       5.8692
           81      2/27/ 3     150,706.97      6.2681       4,7119
           82      3/29/ 3     113,428.19      4.7176       3.5464
           83      4/29/ 3      75,885.35      3.1562       2.3726
           84      5/29/ 3      38,076.58      1.5836       1.1905










                    Note: The date reflects the LAST DAY the Casualty
                          amount is valid.
                          Percentage of Rent reflects percentage of Gross Rentals ($3,198,432.72).



COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)


By:  /S/ BRIAN M. RIS                   By: /S/ RICHARD S. SCHOENFELDT
     Brian M. Ris                            Richard S. Schoenfeldt

Its: Lease Marketing Officer            Its: Controller